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                                                                     Exhibit 1.1


                           EXACT SCIENCES CORPORATION


                             UNDERWRITING AGREEMENT

                               DATED ____________

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                                             _____________, 2003


[Names of Representative(s)]
As Representatives of the several Underwriters
[Address]


Ladies and Gentlemen:

     INTRODUCTION. EXACT SCIENCES CORPORATION, a Delaware corporation (the "COMPANY"), proposes to issue and sell up to $100,000,000 of any combination of the Company's (i) debt securities, consisting of debentures, notes or other unsecured evidences of indebtedness (the "DEBT SECURITIES"), which may be either senior debt securities or subordinated debt securities, (ii) shares of Preferred Stock, par value $.01 per share, of the Company, (iii) shares of the Common Stock, par value $.01 per share, of the Company, and/or (iv) warrants to purchase any of the foregoing securities (any of the foregoing, the "OFFERED SECURITIES"), in one or more offerings on terms and conditions to be determined at the time of sale. The DEBT SECURITIES will be issued pursuant to an indenture dated as of _________ (the "INDENTURE") between the Company and __________, as trustee (the "TRUSTEE"). From time to time, the Company may enter into one or more terms agreements, in the form attached hereto as Exhibit A (each, a "TERMS AGREEMENT") that provide for the sale of such designated Offered Securities to, and the purchase and offering thereof by you and the underwriter or underwriters named therein, if any (the "UNDERWRITERS" or "YOU", which terms shall include the underwriter or underwriters named therein whether acting alone in the sale of Offered Securities or as members of an underwriting syndicate), and the provisions set forth herein (except for provisions which relate to securities other than Offered Securities designated in the applicable Terms Agreement) shall be incorporated by reference in any such Terms Agreement. The applicable Terms Agreement, including the provisions incorporated therein by reference, is herein referred to as "THIS AGREEMENT."

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (file no. 333-108679), including a prospectus, relating to the Offered Securities. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and all documents incorporated or deemed to be incorporated by reference therein is hereinafter referred to as the "REGISTRATION STATEMENT"; "BASE PROSPECTUS" means the prospectus included in the Registration Statement; "PRELIMINARY PROSPECTUS" means any preliminary form of Prospectus (as defined herein) specifically relating to designated Offered Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the Rules and Regulations; "PROSPECTUS SUPPLEMENT" means any prospectus supplement specifically relating to designated Offered Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act; and "PROSPECTUS" means the Base Prospectus together with the Prospectus Supplement except that if such Base Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "PROSPECTUS" shall refer to the Base Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement.

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          If the Company has filed a registration statement to register additional OFFERED SECURITIES pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. All references in this Agreement to the Registration Statement, the Rule 462 Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

          1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

          1.1. EFFECTIVE REGISTRATION STATEMENT. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

          1.2. CONTENTS OF REGISTRATION STATEMENT. (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          1.3. EXCHANGE ACT COMPLIANCE. The Company is subject to the reporting requirements of either Section 13(g) or 15(d) of the Exchange Act, and files reports with the Commission on EDGAR.

          1.4. DUE INCORPORATION. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

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          1.5.      SUBSIDIARIES. Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or through wholly-owned subsidiaries, free and clear of all liens, encumbrances, equities or claims.

          1.6. UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement of such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

          1.7. IF THE OFFERED SECURITIES ARE SHARES OF COMMON STOCK OR PREFERRED STOCK: DESCRIPTION OF CAPITAL STOCK. The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

          1.8. IF THE OFFERED SECURITIES ARE SHARES OF COMMON STOCK OR PREFERRED STOCK: AUTHORIZED STOCK. The shares of capital stock outstanding prior to the issuance of the Offered Securities to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

          1.9. IF THE OFFERED SECURITIES ARE SHARES OF COMMON STOCK OR PREFERRED STOCK: VALIDLY ISSUED SHARES. The Offered Securities to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Offered Securities will not be subject to any preemptive or similar rights of the stockholders of the Company.

          1.10 IF THE OFFERED SECURITIES ARE DEBT SECURITIES: VALIDLY ISSUED SECURITIES. The Debt Securities have been duly authorized by the Company and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of the Indenture, against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally ("APPLICABLE BANKRUPTCY LAWS") and general equitable principles (whether considered in a proceeding in equity or at law); and the Debt Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

          1.11 IF THE OFFERED SECURITIES ARE DEBT SECURITIES: INDENTURE. The Indenture has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company will constitute a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy laws and general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof contained in the

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Prospectus and to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

          1.12 IF THE OFFERED SECURITIES ARE CONVERTIBLE INTO SHARES OF COMMON STOCK: VALIDLY ISSUED SECURITIES. The shares of Common Stock reserved for issuance upon conversion of the Offered Securities have been validly authorized and reserved for such purpose; and, if and when any of such Offered Securities are converted into shares of Common Stock in accordance with the conversion rights so provided, such shares of Common Stock will be validly issued, fully paid and non-assessable; and when issued and delivered, such Common Stock will conform in all material respects to the description thereof contained in the Prospectus.

          1.13 NO CONFLICT. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Indenture (if the Offered Securities are Debt Securities) will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in each case whenever such contravention would not result in a material adverse effect on the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Indenture, in connection with the offer and sale of the Offered Securities by the Company except such as may be required by the Securities Act, the National Association of Securities Dealers, Inc. (the "NASD") or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities by the Company.

          1.14 NO MATERIAL ADVERSE CHANGE. Except as disclosed in the Prospectus, since the date of the last audited financial statements included in the Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the business, properties or operations of the Company and its subsidiaries, taken as a whole.

          1.15 LEGAL PROCEEDINGS; EXHIBITS. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described or filed or incorporated as required.

          1.16      [RESERVED]

          1.17 NOT AN INVESTMENT COMPANY. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          1.18 COMPLIANCE WITH LAWS. Except as disclosed in the Prospectus, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits,

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licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          1.19      [RESERVED]

          1.20 NO REGISTRATION RIGHTS. No owner of any securities of the Company has the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Offered Securities registered pursuant to the Registration Statement other than as described in the Registration Statement or as have been waived in writing in connection with the Registration Statement.

          1.21      [RESERVED]

          1.22 ABSENCE OF MATERIAL CHANGES. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in the Prospectus.

          1.23 GOOD TITLE TO PROPERTIES. Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all other property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; except as disclosed in the Prospectus, any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          1.24.     INTELLECTUAL PROPERTY RIGHTS.

          The Company owns or possesses, has valid, binding and enforceable licenses or can acquire on reasonable terms adequate patents, trademarks, trade names, service marks, service names, copyrights, confidential and proprietary information, including trade secrets, know-how, inventions and technology, whether patented or not, proprietary computer software and other intellectual property rights (collectively, the "Intellectual Property") necessary to conduct the business now operated by the Company. The Company has no knowledge that, or has not received any notice from any other person alleging that, the business of the Company in the manner in which it has been and is contemplated to be conducted, as described in the Prospectus, conflict with the Intellectual Property rights of others, except as described in the Prospectus and for such conflicts that, if determined adversely to the Company, would not have, singly or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.

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          1.25.     NO LABOR DISPUTES. No material labor dispute with the
employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          1.26. INSURANCE. The Company and its subsidiaries are insured by the insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          1.27. GOVERNMENTAL PERMITS. The Company and its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory authorities that are necessary for the ownership of their properties or to conduct their respective business, including all such licenses, certificates, authorizations and permits required under the Federal Food, Drug and Cosmetic Act and the Clinical Laboratory Improvement Amendments of 1988 or any other federal, state or foreign law or regulation applicable to the Company and its subsidiaries except where the failure to possess such certificates, authorizations and permits would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has (1) received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit, (2) received notification of any proceeding relating to its failure to possess any material license, certificate, authorization or permit, and (3) any reason to believe that any such license, certificate, authorization or permit will not be renewed or that it does not possess a required license, certificate, authorization or permit, which, in each case, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          1.28. ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          1.29. LISTING OF COMMON STOCK. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing.

          1.30.     [RESERVED]

          1.31.     [RESERVED]

          1.32. IF THE OFFERED SECURITIES ARE SHARES OF COMMON STOCK: NASDAQ NOTIFICATION FORM. The Company has filed with the NASDAQ Stock Market's National Market ("NASDAQ") a Notification Form for the Listing of Additional Shares with respect to the Stock.

          1.33. SARBANES-OXLEY ACT COMPLIANCE. The Company has complied in all material respects with the currently effective and applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder.

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          1.34.     COMPLIANCE WITH NASDAQ CORPORATE GOVERNANCE RULES. The
Company has complied in all material respects with the applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are currently in effect.

          1.35. INDEPENDENT PUBLIC ACCOUNTANTS. To the best of the Company's knowledge and belief, Ernst & Young LLP, who have expressed their opinions on the audited financial statements incorporated by reference in the Registration Statements and the Prospectus are independent public accountants with respect to the Company as required by the Securities Act and the Rules and Regulations.

          1.36. FINANCIAL STATEMENTS. The financial statements, together with the related notes, incorporated by reference in the Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The financial statements, together with the related notes and schedules, included in the Prospectus comply in all material respects with the Securities Act and the Rules and Regulations thereunder.

          1.37. TAX MATTERS. The Company (i) has filed all necessary federal, state and foreign income and franchise tax returns, except where a failure to so file would not have a material adverse effect on the Company, (ii) has paid all federal state, local and foreign taxes due and payable for which it is liable other than amounts that may currently be the subject of a good faith dispute by the Company, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it that might reasonably be expected to have a material adverse effect.

          2.        [RESERVED]

          3.        PURCHASE AND SALE AGREEMENTS.

          3.1. OFFERED SECURITIES. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company at the price and/or principal amount, as the case may be, set forth in the applicable Terms Agreement attached hereto as Exhibit A and in the respective amounts and number of shares, as the case may be, of the designated Offered Securities set forth opposite the name of each such Underwriter in Schedule A to such Terms Agreement. In addition, the Company may specify in any Terms Agreement relating to any offering that the Company thereby grants to the Underwriters an option to purchase up to the number of shares or principal amount of additional Offered Securities (the "OPTION SECURITIES," and if so purchased shall also be "OFFERED SECURITIES" herein) in the amount set forth in such Terms Agreement. The option thereby granted is exercisable as provided in
Section 4 hereof, shall expire at the close of business on the 30th day after the date of the applicable Terms Agreement (unless otherwise specified therein) and will be granted solely for the purpose of covering over-allotments which may be made in connection with the applicable offering. The Option Securities shall be purchased severally for the account of the Underwriters in proportion to the number or amount of Offered Securities set opposite the name of such Underwriters in Schedule A of the applicable Terms Agreement. The respective purchase obligations of each Underwriter with respect to the Option Securities shall be adjusted by the managing Underwriter so that no Underwriter shall be obligated to purchase Option Securities in amounts other than in 100 share or $1,000 principal amount increments.

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          3.2.      MARKET STANDOFF PROVISION. Each Seller hereby agrees that, without the prior written consent of ________________, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Offered Securities to be sold hereunder, or (B) the issuance by the Company of shares of Common Stock upon the exercise of options or warrants or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing and which is described in the Prospectus.

          3.3 TERMS OF PUBLIC OFFERING. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Offered Securities are to be offered to the public initially at the price to be set forth in the applicable Terms Agreement, and that any Underwriter may allow, and such dealers may reallow, a concession to any Underwriter or to certain other dealers, also in such amount as is set forth in the applicable Terms Agreement.

          4.        PAYMENT AND DELIVERY.

          4.1. PAYMENT. Payment for the Offered Securities to be sold by each Seller shall be made to such Seller in immediately available funds against delivery of such Offered Securities for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date set forth in the Terms Agreement. The time and date of such payment are hereinafter referred to as the "CLOSING DATE".

          4.2 DELIVERY OF SECURITIES. Certificates for the Offered Securities shall be in definitive form, except as specified below, and registered in such names and in such denominations as you shall request in writing not later than one (1) full business day prior to the Closing Date. The certificates evidencing the Offered Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Offered Securities to the Underwriters duly paid, against payment of the Purchase Price therefor. The Debt Securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with, or on behalf of, one or more depositories, or a nominee thereof, identified in the Prospectus relating to such series. In such a case, the manner of delivery of such global securities will be set forth in the applicable Terms Agreement, or if not so set forth, as described in the applicable Prospectus. At any time on or before the thirtieth day after the date of any Terms Agreement relating to Option Securities, if applicable, the option granted in Section 3.1 may be exercised by written notice being given to the Company by or on behalf of the Underwriters. Such notice shall set forth the aggregate number or amount of Option Securities as to which the option is being exercised, the names in which the Option Securities are to be registered if not in global form as set forth above, the denominations in which the shares of Option Securities are to be issued and the date and time, as determined by the Underwriters, when the Option Securities are to be delivered; provided, however, that this date and time shall not be earlier than the Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the third business day after the date on which the option shall have been exercised. The date and time the Option Securities are delivered are sometimes referred to as the "Option Closing Date". Delivery of and payment for the Option Securities shall be made at the place specified in the applicable Terms Agreement (or at such other place as shall be determined by agreement

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between the Underwriters and the Company at 10:00 a.m., Eastern time, on the
Option Closing Date). On the Option Closing Date, the Company shall deliver or cause to be delivered the certificates representing the Option Securities to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price in the manner set forth in the applicable Terms Agreement. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Securities shall be registered in such names (if other than in global form) and in such denominations as the Underwriters shall request in the aforesaid notice. For the purpose of expediting the checking and packaging of certificates for the Option Securities that are Common Stock, the Company shall make the certificates representing such Common Stock available for inspection by the Underwriters in New York, New York, not later than 2:00 p.m., Eastern time, on the business day prior to the Option Closing Date.

          5. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          5.1. FURNISH COPIES OF REGISTRATION STATEMENT AND PROSPECTUS. To furnish to counsel for the Underwriters, without charge, one signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter named in the applicable Terms Agreement a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 5(c) below, as many copies of the Prospectus and any supplements and amendments thereto (including any documents incorporated or deemed incorporated by reference therein) or to the Registration Statement as you may reasonably request.

          5.2. NOTIFICATION OF AMENDMENTS OR SUPPLEMENTS. Before amending or supplementing the Registration Statement or the Prospectus relating to the Offered Securities set forth in the applicable Terms Agreement (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), to furnish to you a copy of each such proposed amendment or supplement with respect to the Offered Securities, and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.

          5.3. FILINGS OF AMENDMENTS OR SUPPLEMENTS. If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer (the "PROSPECTUS DELIVERY PERIOD"), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Offered Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          5.4. BLUE SKY LAWS. To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, provided, however, that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction.

          5.5. EARNINGS STATEMENT. To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen
(18) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

          5.6. USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Offered Securities sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

          5.7.      IF THE OFFERED SECURITIES ARE SHARES OF COMMON STOCK:
TRANSFER AGENT. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.

          5.8. PERIODIC REPORTING OBLIGATIONS. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act.

          5.9.      [RESERVED]

          5.10. EXCHANGE ACT COMPLIANCE. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

          6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Company to sell the Offered Securities to the several Underwriters and the several obligations of the Underwriters to purchase and pay for the Offered Securities on the Closing Date are subject to the following conditions:

          6.1. EFFECTIVE REGISTRATION STATEMENT. The Registration Statement shall have become effective.

          6.2. RULE 462 REGISTRATION STATEMENT. If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462 Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

          6.3. PROSPECTUS FILED WITH COMMISSION. The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representative's consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b).

          6.4. NO STOP ORDER. No stop order suspending the effectiveness of the Registration Statement, any Rule 462 Registration Statement, or any post-effective amendment to the Registration

Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission.

          6.5. NO NASD OBJECTION. The NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

          6.6. IF THE OFFERED SECURITIES ARE DEBT SECURITIES: NO DEBT DOWNGRADING. There shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's debt securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          6.7. NO MATERIAL ADVERSE CHANGE. There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the business, properties or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          6.8. OFFICER'S CERTIFICATE. The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer or President of the Company, to the effect set forth in Sections 6.4 and 6.7 above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          6.9. OPINION OF COMPANY COUNSEL. The Underwriters shall have received on the Closing Date an opinion of Testa, Hurwitz & Thibeault, LLP, counsel for the Company, dated the Closing Date, the form of which is attached hereto as EXHIBIT B. The opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          6.10.     [RESERVED]

          6.11 Opinion OF PATENT COUNSEL. The Underwriters shall have received on the Closing Date an opinion of Testa, Hurwitz & Thibeault, LLP, as patent counsel for the Company, dated the Closing Date, the form of which is attached hereto as EXHIBIT C. The opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          6.12      [RESERVED]

          6.13 OPINION OF UNDERWRITERS COUNSEL. The Underwriters shall have received on the Closing Date an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, dated the Closing Date, covering the matters referred to in EXHIBIT B, paragraphs 5, 6 and 10. With respect to paragraph 14 of EXHIBIT B, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

          6.14      [RESERVED]

          6.15 ACCOUNTANT'S COMFORT LETTER. The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young, LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; PROVIDED that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          6.16 LOCK-UP AGREEMENTS. The "lock-up" agreements, each substantially in the form of EXHIBIT D hereto, between you and certain stockholders, officers and directors of the Company, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          6.17      [RESERVED]

          6.18      [RESERVED]

          6.19 ADDITIONAL DOCUMENTS. On the Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Offered Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

          The several obligations of the Underwriters to purchase Option Securities hereunder are subject to the satisfaction of each of the above conditions on or prior to the Closing Date with respect to such securities and to the delivery to you on such Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Securities and other matters related to the issuance of the Option Securities.

          7. EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Offered Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) all expenses in connection with the qualification of the Offered Securities for offer and sale under state securities laws as contemplated by Section 5(d) hereof, (iv) all costs and expenses incident to listing the Offered Securities on the Nasdaq National Market and other national securities exchanges and foreign stock exchanges, (v) the cost of printing certificates representing the Offered Securities, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Offered Securities, (viii) all expenses associated with any offer and sale of the Offered Securities outside of the United States, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the

Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel and any advertising expenses connected with any offers they may make.

          8.        INDEMNITY AND CONTRIBUTION.

          8.1. INDEMNIFICATION OF THE UNDERWRITERS. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Underwriter expressly for use therein.

          8.2.      [RESERVED]

          8.3.      [RESERVED]

          8.4. INDEMNIFICATION BY THE UNDERWRITERS. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          8.5. INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by ________________. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          8.6.      [RESERVED]

          8.7.      [RESERVED]

          8.8. CONTRIBUTION AGREEMENT. To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause 8.8(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8.8(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Offered Securities (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Offered Securities they have purchased hereunder, and not joint.

          8.9. CONTRIBUTION AMOUNTS. The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8.8(i). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          8.10. SURVIVAL OF PROVISIONS. The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

          9. EFFECTIVENESS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          10. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York state authorities or (iv) there shall have occurred any outbreak or escalation of hostilities involving the United States or any change in United States financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse, or (v) in the judgment of the Representatives, there shall have occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(v), such event, individually or together with any other such event, makes it, in your judgment, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

          11. DEFAULTING UNDERWRITERS. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Offered Securities set forth opposite their respective names in the applicable Terms Agreement bears to the aggregate amount of Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
Section 11 by an amount in excess of one-ninth of such number of Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Offered Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Closing Date with respect to any Option Securities, any Underwriter or Underwriters shall fail or refuse to purchase Option Securities and the aggregate number of Option Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Option Securities to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Option Securities or (ii) purchase not less than the number of Option Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement (other than pursuant to the provisions of Section 10, with the exception of subsection
(a)(v) thereof), or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          12. COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          13. HEADINGS; TABLE OF CONTENTS. The headings of the sections of this Agreement and the table of contents have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          14. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

          If to the Representatives:

                    ----------------
                    [address]
                    Facsimile: [____________]
                    Attention: [____________]


          with a copy to:


                    ----------------
                    [address]
                    Facsimile: [____________]
                    Attention: [____________]

          If to the Company:

                    EXACT SCIENCES CORPORATION
                    100 Campus Drive
                    Marlborough, Massachusetts 01752
                    Facsimile: (508) 683-1201
                    Attention: John A. McCarthy, Jr.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

          15. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 8, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors,, shall not include any purchaser of the Offered Securities as such from any of the Underwriters merely by reason of such purchase.

          16. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

          18. CONSENT TO JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "SPECIFIED COURTS"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

          19. WAIVER OF IMMUNITY. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

          20.       [RESERVED]

          21. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

          22. AMENDMENTS. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

          23. SOPHISTICATED PARTIES. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.


                  [Remainder of page intentionally left blank]

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                           Very truly yours,

                                           EXACT SCIENCES CORPORATION


                                           By:
                                               ------------------------------
                                               Name:
                                               Title:


Accepted as of the date hereof


----------------
[NAMES OF OTHER REPRESENTATIVE(S)]

Acting severally on behalf
  of themselves and the
  several Underwriters named
  in the applicable Terms Agreement.

By:
    ----------------


    By:
         --------------------------------
         Name:
         Title:

                                        EXHIBIT A

                                        FORMS OF TERMS AGREEMENTS

                           EXACT SCIENCES CORPORATION

                                   ("COMPANY")

                                 DEBT SECURITIES

                                                          ,

To:  The [Representative[s] of the] Underwriters identified herein

Dear Sirs:

     The undersigned agrees to sell to the several Underwriters named in Schedule A hereto for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 333-108679) ("UNDERWRITING AGREEMENT"), the following securities ("OFFERED SECURITIES") on the following terms:

          TITLE: [ %] [Floating Rate]--Notes--Debentures--Bonds--Due.

          PRINCIPAL AMOUNT: $     .

          OVER-ALLOTMENT: In addition, upon written notice from the Representative[s] given to the Company from time to time not more than 30 days subsequent to the date hereof, the Underwriters may purchase up to $ additional principal amount of the Offered Securities (the "Option Securities") at the purchase price. The Company agrees to sell to the Underwriters the Option Securities, and the Underwriters agree, severally and not jointly, to purchase such Option Securities. Such Option Securities shall be purchased for the account of each Underwriter in the same proportion as the Principal Amount of Offered Securities set forth opposite such Underwriter's name on Schedule A hereto (subject to adjustment by the Representative[s] to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Offered Securities. No Option Securities shall be sold or delivered unless the Offered Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative[s] to the Company.

          INTEREST:  [  % per  annum, from            ,    ,  payable
semiannually  on              and             ,  commencing     ,    , to
holders of record on the preceding               or           , as the case may
be.] [Zero coupon.]

          MATURITY:             ,    .

          OPTIONAL REDEMPTION:

          SINKING FUND:

          LISTING: [None.] [         Stock Exchange.] [The Nasdaq Stock Market
Inc.'s National Market.]

          PURCHASE PRICE:        % of principal amount, plus accrued
interest[, if any,] from                ,     .

          EXPECTED REOFFERING PRICE:     % of principal amount, subject to
change by the [Representative[s] [Underwriters].

          CLOSING: 10 A.M. on                 ,        , at _________________,
in Federal (same day) funds.

          SETTLEMENT AND TRADING: [Physical certificated form.] [Book-Entry Only via DTC.]

          BLACKOUT: Until       days after the Closing Date.

          [NAME[S] AND ADDRESS[ES] OF THE [REPRESENTATIVE[S]] [UNDERWRITER[S]]:]

     The respective principal amounts of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     The provisions of the Underwriting Agreement are incorporated herein by reference.

     The Offered Securities will be made available for checking and packaging at the office of _____________________ at least 24 hours prior to the Closing Date.

     For purposes of Section 8 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of _______________________________.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                                   Very truly yours,

                                                   EXACT SCIENCES CORPORATION

                                                   By
                                                     --------------------------
                                                           [INSERT TITLE]

The foregoing Terms Agreement is hereby
 confirmed and accepted as of the date
 first above written.

     [NAME OF UNDERWRITER[S]]

     ----------------------------------


     ----------------------------------

         [Acting on behalf of themselves and as
             the Representatives of the several
             Underwriters.]

                           EXACT SCIENCES CORPORATION
                                   ("COMPANY")

                            PREFERRED--COMMON--STOCK

                             FORM OF TERMS AGREEMENT

                                                                       ,

To:  The [Representative[s] of the] Underwriters identified herein

Dear Sirs:

     The undersigned agrees to sell to the several Underwriters named in Schedule A hereto for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 333-108679) ("UNDERWRITING AGREEMENT"), the following securities ("OFFERED SECURITIES") on the following terms:

          TITLE:

          NUMBER OF SHARES:

          OVER-ALLOTMENT: In addition, upon written notice from the Representative[s] given to the Company from time to time not more than 30 days subsequent to the date hereof, the Underwriters may purchase up to additional shares of the Offered Securities (the "Option Securities") at the purchase price. The Company agrees to sell to the Underwriters the Option Securities, and the Underwriters agree, severally and not jointly, to purchase such Option Securities. Such Option Securities shall be purchased for the account of each Underwriter in the same proportion as the Number of Offered Securities set forth opposite such Underwriter's name on Schedule A hereto (subject to adjustment by the Representative[s] to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Offered Securities. No Option Securities shall be sold or delivered unless the Offered Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative[s] to the Company.

     (1)  DIVIDEND RATE:

     (1)  OPTIONAL REDEMPTION:

     (1)  SINKING FUND:

     (1)  LISTING: [None.] [                Stock Exchange.] [The Nasdaq Stock
Market Inc.'s National Market.]

----------
     (1) TO BE INCLUDED ONLY IF TERMS AGREEMENT RELATES TO PREFERRED STOCK.

          PURCHASE PRICE: $    per share [IF PREFERRED STOCK ISSUE, INSERT--plus
accrued dividends[, if any,] from              ,  ].

          EXPECTED REOFFERING PRICE: $      per share, subject to change by the
[Representative[s]] [Underwriters].

          CLOSING: 10 A.M. on         ,     , at _____________________, in
Federal (same day) funds.

     (2)  UNDERWRITER[S']['S] COMPENSATION: $       payable to the
[Representative[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date.

          BLACKOUT: Until    days after the Closing Date.

          [NAME[S] AND ADDRESS[ES] OF THE [REPRESENTATIVE[S]] [UNDERWRITER[S]]:]

          The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

          The provisions of the Underwriting Agreement are incorporated herein by reference.

          The Offered Securities will be made available for checking and packaging at the office of _____________________ at least 24 hours prior to the Closing Date.

          For purposes of Section 8 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of ______________________.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.


                                              Very truly yours,

                                              EXACT SCIENCES CORPORATION

                                              By
                                                --------------------------
                                                      [INSERT TITLE]

The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.

     [NAME OF UNDERWRITERS]

     ----------------------------------


     ----------------------------------

         [Acting on behalf of themselves and as
             the Representatives of the several
             Underwriters.]

----------
     (2) INCLUDE IF PURCHASE IS AT PUBLIC OFFERING PRICE AND COMPENSATION PAYABLE SEPARATELY.

                           EXACT SCIENCES CORPORATION
                                   ("COMPANY")

            [COMMON STOCK] [PREFERRED STOCK] [DEBT SECURITY] WARRANTS

                             FORM OF TERMS AGREEMENT

                                                                    ,

To:  The [Representative[s] of the] Underwriters identified herein

Dear Sirs:

     The undersigned agrees to sell to the several Underwriters named in Schedule A hereto for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 333-108679) ("UNDERWRITING AGREEMENT"), the following securities ("OFFERED SECURITIES") on the following terms:

          TITLE:

          NUMBER:

          WARRANT AGENT:

          NUMBER OF [COMMON STOCK] [PREFERRED STOCK] [DEBT SECURITY] WARRANTS ISSUED WITH EACH [SHARE OF COMMON STOCK] [SHARE OF PREFERRED STOCK] [$ PRINCIPAL AMOUNT OF DEBT SECURITIES]:

          [NUMBER OF SHARES] [ PRINCIPAL AMOUNT] PURCHASABLE UPON EXERCISE OF ONE [COMMON STOCK] [PREFERRED STOCK] [DEBT SECURITY] WARRANT:

          DATE ON WHICH [COMMON STOCK] [PREFERRED STOCK] [DEBT SECURITY] WARRANTS EXPIRE:

          OVER-ALLOTMENT: In addition, upon written notice from the Representative[s] given to the Company from time to time not more than 30 days
subsequent to the date hereof, the Underwriters may purchase up to    additional
shares of the Offered Securities (the "Option Securities") at the purchase price. The Company agrees to sell to the Underwriters the Option Securities, and the Underwriters agree, severally and not jointly, to purchase such Option Securities. Such Option Securities shall be purchased for the account of each Underwriter in the same proportion as the Number of Offered Securities set forth opposite such Underwriter's name on Schedule A hereto (subject to adjustment by the Representative[s] to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Offered Securities. No Option Securities shall be sold or delivered unless the Offered Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative[s] to the Company.

          LISTING: [None.] [               Stock Exchange.] [The Nasdaq Stock
Market Inc.'s National Market.]

          EXERCISE PRICE(s): $

          PURCHASE PRICE: $

          EXPECTED REOFFERING PRICE: $

          CLOSING: 10 A.M. on           ,      , at _____________________, in
Federal (same day) funds.

          UNDERWRITER[S']['S] COMPENSATION: $        payable to the
[Representative[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date.

          BLACKOUT: Until    days after the Closing Date.

          [NAME[S] AND ADDRESS[ES] OF THE [REPRESENTATIVE[S]] [UNDERWRITER[S]]:]

          The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

          The provisions of the Underwriting Agreement are incorporated herein by reference.

          The Offered Securities will be made available for checking and packaging at the office of _____________________ at least 24 hours prior to the Closing Date.

          For purposes of Section 8 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of _______________________.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.


                                              Very truly yours,

                                              EXACT SCIENCES CORPORATION

                                              By
                                                --------------------------
                                                      [INSERT TITLE]

The foregoing Terms Agreement is hereby confirmed and accepted as of the date first above written.

     [NAME OF UNDERWRITER[S]]

     ----------------------------------


     ----------------------------------

         [Acting on behalf of themselves and as
             the Representatives of the several
             Underwriters.]

                                   SCHEDULE A

     UNDERWRITER                                                     NUMBER
     -----------                                                     ------









                                                                  --------------
Total.............................................................
                                                                  ==============

                                        EXHIBIT B

                                        FORM OF LEGAL OPINION OF COMPANY COUNSEL

        1. The Company has been duly incorporated, is validly existing as a corporation in good standing in Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in Massachusetts.

        2. Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

        3. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, to our knowledge, free and clear of all liens, encumbrances, equities or claims.

        4. IF THE OFFERED SECURITIES ARE COMMON STOCK OR PREFERRED STOCK: The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

        5. IF THE OFFERED SECURITIES ARE COMMON STOCK OR PREFERRED STOCK: The Offered Securities to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Offered Securities will not be subject to any preemptive or similar rights of any stockholder of the Company pursuant to the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Company, or any agreements to which the Company is a party and which are filed as an exhibit to the Registration Statement or as an exhibit to any filing with the Commission that is incorporated by reference into the Registration Statement.

        6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

        7. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement and the Indenture (if the Offered Securities are Debt Securities) will not contravene any provision of applicable law known to such counsel (except that such counsel need express no opinion as to state securities laws or, with respect to this paragraph, federal antifraud laws) or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is filed as an exhibit to the Registration Statement or as an exhibit to any filing with the Commission that is incorporated by reference into the Registration Statement, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Indenture (if the Offered Securities are Debt Securities), other than those which have been obtained, or as may be required under the securities or blue sky laws of the various states or any non-U.S. jurisdiction, as to which such counsel need express no opinion, in connection with the offer and sale of the Offered Securities.

        8. To such counsel's knowledge, there are no legal or governmental proceedings pending or overtly threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

        9. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        10. Such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        11. If the Offered Securities are Debt Securities: The Debt Securities have been duly and validly authorized by the Company and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of the Indenture, against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy laws and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law), and the Debt Securities conform as to legal matters in all material respects to the description thereof contained in the Prospectus.

        12. If the Offered Securities are Debt Securities: The Indenture has been duly authorized, executed and delivered by the Company, and (assuming due execution and delivery by the Trustee) constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy laws and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

        13. If the Offered Securities are convertible into shares of Common
Stock: The Common Stock reserved for issuance upon conversion of the Offered Securities has been validly authorized and reserved for such purpose; and, if and when any of such Offered Securities are converted into shares of Common Stock in accordance with the conversion rights so provided, such shares of Common Stock will be validly issued, fully paid and non-assessable and delivered in accordance with the terms of the Company's corporate charter and by-laws.

        With respect to paragraph 10, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                                        EXHIBIT C

                                        FORM OF LEGAL OPINION OF PATENT COUNSEL

     1. To such counsel's knowledge, the Company has not received any notice of infringement with respect to any patent, trademark or copyright or any notice of misappropriation of trade secrets;

     2. Such counsel is not aware of any pending or threatened legal or governmental proceedings relating to patent rights, copyrights, trademark rights, trade secrets, or other proprietary rights of the Company (other than the prosecution patent or trademark proceedings themselves), except as described in SCHEDULE A;

     3. To the best of such counsel's knowledge, the statements in the Prospectus under the captions "__________" and "__________," insofar as such matters constitute matters of law or legal conclusions, are accurate and correct in all material respects and fairly present such matters; and

     4. With respect to United States patent, trademark, copyright and trade secret matters, nothing has come to such counsel's attention which would lead such counsel to believe that the statements in the Prospectus under the captions "_________" and "___________," at the time such Prospectus was issued, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                        EXHIBIT D

                                        FORM OF LOCK-UP AGREEMENT

                                                              ____________, 2003

----------------
[Name(s) of other Representative(s)]
[As Representatives of the several Underwriters]
[Address]

     RE:  LOCK-UP AGREEMENT (THE "AGREEMENT")
          -----------------------------------

Ladies and Gentlemen:

          The undersigned is an owner of record or beneficially of certain shares of Common Stock, par value $0.01 per share (the "COMMON STOCK"), of EXACT SCIENCES CORPORATION, a Delaware corporation (the "COMPANY"), or securities convertible into or exchangeable or exercisable for Common Stock. The undersigned understands that you, as representatives (the "REPRESENTATIVES"), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in SCHEDULE A to such agreement (collectively, the "UNDERWRITERS"), with the Company providing for a public offering of the Common Stock of the Company pursuant to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "PUBLIC OFFERING"). The undersigned recognizes that the Public Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other Underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Public Offering and in entering into underwriting arrangements with the Company with respect to the Public Offering.

          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of ________________ (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof (the "COMMENCEMENT DATE") and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of ________________ (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. With respect to the Public Offering, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Public Offering.

          The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

          Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock (i) as a BONA FIDE gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) to the Underwriters pursuant to the Underwriting Agreement. For purposes of this Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership, limited liability company or other form of business entity, the undersigned may transfer the capital stock of the Company to any wholly-owned subsidiary partner or member, of such entity or to an affililiate of the undersigned; PROVIDED, HOWEVER, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value.

          The undersigned may (X) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer, directly or indirectly, shares of Common Stock that the undersigned purchases in the open market after the Commencement Date (the "Freely Tradable Shares") without any restrictions or (Y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of Freely Tradable Shares.

          The undersigned understands that whether or not the Public Offering actually occurs depends on a number of factors, including stock market conditions. The Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company and the Underwriters.

          The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

          This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                                             Very truly yours,


                                             -----------------------------
                                             (Name)


                                             -----------------------------
                                             (Address)